SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 18, 2010

RUBIO’S RESTAURANTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26125	33-0100303
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1902 Wright Place, Suite 300, Carlsbad, California	92008
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (760) 929-8226

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement.

On July 18, 2010, Rubio’s Restaurants, Inc., a Delaware corporation (“Rubio’s”), entered into an Amendment (the “Amendment’) to the Agreement and Plan of Merger by and among MRRC Merger Co., a Delaware corporation, MRRC Hold Co., a Delaware corporation and Rubio’s, dated May 9, 2010 (the “Merger Agreement”). The Amendment provides that for the amendment and restatement of the certificate of incorporation of the surviving corporation to substantially conform the indemnification, advancement and exculpation provisions therein to those included in Rubio’s certificate of incorporation immediately prior to the merger. The Merger Agreement otherwise remains in full force and effect. The Board of Directors of Rubio’s approved the Amendment on July 13, 2010.

A copy of the Amendment is attached hereto as Exhibit 2.2 to this Form 8-K and is incorporated herein by reference. The foregoing summary of the Amendment is not intended to be complete and is qualified in its entirety by reference to the Amendment

Important Additional Information

All parties desiring details regarding the transaction are urged to review the Merger Agreement and Amendment. In connection with the proposed transaction, Rubio’s will file with the Securities and Exchange Commission, or SEC, a proxy statement, and Rubio’s plans to file with the SEC other documents regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER FILED DOCUMENTS CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Shareholders will be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) filed with the SEC from the SEC’s website at www.sec.gov. Shareholders will also be able to obtain a free-of-charge copy of the proxy statement and other relevant documents (when available) by directing a request by mail or telephone to Rubio’s Restaurants, Inc., Attention: Frank Henigman, 1902 Wright Place, Suite 300, Carlsbad, CA 92008, or from Rubio’s website, www.rubios.com. Rubio’s and certain of its directors, executive officers and other members of management and employees may, under the rules of the SEC, be deemed to be “participants” in the solicitation of proxies from stockholders of Rubio’s in favor of the proposed merger. Information regarding Rubio’s directors and executive officers is contained in Rubio’s Form 10-K filed with the SEC on March 26, 2010, as amended by the Form 10-K/A filed with the SEC on April 26, 2010. Additional information regarding the interests of such potential participants will be included in the proxy statement and the other relevant documents filed with the SEC (when available).

Forward-Looking Statements

This document contains certain forward-looking statements about Rubio’s that are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. These factors include, but are not limited to, (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the Merger Agreement; (2) the inability to complete the Merger due to the failure to satisfy the other conditions to completion of the Merger; (3) the risk that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the merger; and (4) other risks that are set forth in the “Risk Factors,” “Legal Proceedings” and “Management Discussion and Analysis of Results of Operations and Financial Condition” sections of Rubio’s filings with the SEC, including its most recent annual report on Form 10-K, as amended. Many of the factors that will determine the consummation of the Merger are beyond Rubio’s ability to control or predict. Rubio’s undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

2.2	Amendment to Agreement and Plan of Merger, by and Among MRRC Hold Co., MRRC Merger Co. and Rubio’s Restaurants, Inc., dated July 18, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 19, 2010

RUBIO’S RESTAURANTS, INC.

By:	/S/ FRANK HENIGMAN
Frank Henigman, Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

2.2	Amendment to Agreement and Plan of Merger, by and Among MRRC Hold Co., MRRC Merger Co. and Rubio’s Restaurants, Inc., dated July 18, 2010.